Great Plains Energy
Wall Street Access West Coast
Utility Conference
Terry Bassham, CFO
Executive VP – Finance & Strategic Dev.
 February 15, 2007
Exhibit 99

Information Concerning Forward-Looking Statements
Statements made in this document that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made.  In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy
is providing a number of important factors, risks and uncertainties that could cause actual results to differ materially for the provided forward-looking information.  These include: obtaining shareholder approvals required for the transactions; the timing of, and the conditions imposed by, regulatory approvals required for the transactions; satisfying the conditions to the closing of the transactions;
Great Plains Energy successfully integrating the acquired Aquila, Inc., businesses into its other operations, avoiding problems which may result in either company not operating as effectively and efficiently as expected; the timing and amount of cost-cutting synergies; unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from Great Plains
Energy’s expectations; the actual resulting credit ratings of Great Plains Energy or Aquila, Inc., or their respective subsidiaries; the effects on the businesses of Great Plains Energy or Aquila, Inc., resulting from uncertainty surrounding the transactions; the effect of future regulatory or legislative actions on
Great Plains Energy or Aquila, Inc.; and other economic, business, and/or competitive factors.
Additional factors that may affect the future results of Great Plains Energy are set forth in its most recent quarterly report on Form 10-Q or annual report on Form 10-K with the Securities and Exchange
Commission ("SEC"), which are available at www.greatplainsenergy.com.  Great Plains Energy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor Language

Additional Information and Where to Find It
In connection with the acquisition of Aquila, Inc., by Great Plains Energy, Great Plains Energy intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus will be mailed to the stockholders of Great Plains Energy and Aquila, Inc.. INVESTORS AND SECURITY HOLDERS OF GREAT PLAINS ENERGY AND AQUILA, INC.,
ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT
MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT GREAT PLAINS ENERGY, AQUILA, INC., AND THE ACQUISITION. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Great Plains Energy or Aquila, Inc., with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Great Plains Energy by directing a request to: Great
Plains Energy, 1201 Walnut, Kansas City, MO 64106, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Aquila, Inc., by contacting Aquila, Inc., 20 West Ninth
Street, Kansas City, MO 64105, Attn: Investor Relations.
Participants in Proxy Solicitation
Great Plains Energy, Aquila, Inc., and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. Information about the executive officers and directors of Great Plains Energy and their ownership of Great Plains Energy common stock is set forth in Great Plains Energy’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 8, 2006, and the proxy statement for Great Plains Energy’s 2006 Annual Meeting of
Stockholders, which was filed with the SEC on March 20, 2006. Information regarding Aquila, Inc., directors and executive officers and their ownership of Aquila, Inc., common stock is set forth in Aquila’s Annual Report on
Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 7, 2006 and the proxy statement for Aquila’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2006.
  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of
Great Plains Energy, Aquila, Inc., and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Additional Information

**STRATEGIC INTENT:**

- Increases Shareholder Value
- Improves Total Living Environment

Operational Excellence: Tier 1
Comprehensive Energy Plan
Winning Culture
Community Political Regulatory
Strategic Energy

Focused regional acquisition and attractive strategic
growth opportunity delivers significant value to Great
Plains Energy and Aquila stakeholders
•
Solid rate base growth plan consistent with KCP&L’s balanced
Comprehensive Energy Plan
•
Adjacent utility territories provide ease of integration and significant synergy opportunity
•
Expected to be modestly dilutive in 2008 and accretive
beginning in 2009
•
Co-owners of Iatan 1 and Iatan 2
•
Attractive growth profile at Aquila’s MO utilities consistent with
Great Plains Energy’s Strategic Intent
•
Strong regulatory, community & political relationships in MO
•
Opportunity to fill Aquila’s generation needs
•
Improves credit profile with more regulated business
•
Lower anticipated rate increases for Aquila customers
•
Acquiring only Aquila’s properties that are strategic to GXP
Acquisition of Aquila
advances Great
Plains Energy’s
Strategic Intent
Great Plains Energy to acquire Aquila for cash and stock
Great Plains Energy’s
Strategic Rationale For Aquila Transaction

Black Hills
Corporation
Assets & Liabilities
$940M Cash
Aquila
Colorado Gas and Electric
Iowa Gas
Kansas Gas
Nebraska Gas
Black Hills Corporation acquires
selected Aquila assets and
liabilities for cash
Aquila retains Missouri Public
Service and St. Joseph L&P
utilities, as well as assets in
Aquila’s merchant segment
5
Great Plains
Energy
Shareholders
Former Aquila
Shareholders
Aquila
~73%
Ownership
~27%
Ownership
  3.  Resulting Structure
KCP&L
Great Plains
Energy
  2.  The Merger
Great Plains
Aquila
Aquila
Shareholders
Merger
Great Plains Energy
acquires Aquila for cash
and stock
Acquisition
Corp.
KCP&L
Transaction Structure
  1.  The Asset Sale

Domestic Utility Divisions(1)
Aquila
MPS / SJLP
„
Missouri Public Service (“MPS”) and
St. Joseph Light & Power (“SJLP”)
„
~304,000 electric customers
„
1,733 MW owned generation (53%
coal, 24% gas, 23% oil)
Colorado Electric
„
~92,000 electric customers
„
102 MW owned generation (42%
coal, 28% gas, 29% oil)
Electric Utilities
Colorado Gas
„
~64,000 gas customers
Nebraska Gas
„
~193,000 gas customers
Iowa Gas
„
~146,000 gas customers
Kansas Gas
„
~106,000 gas customers
Gas Utilities
Crossroads Peaker
„
340 MW gas–fired peaking plant in MS
Gas / Merchant Book
„
14 gas contracts
„
~300 MMBtu/day throughput
„
Hedged
Aquila Merchant Services
Aquila Service Territory(1)
(1)Pro forma for sale of Kansas Electric.
Aquila Gas
Aquila Electric

(1) Pro forma for the sale of Kansas Electric
Aquila Overview

Great Plains Energy Transaction Details

Electric Service Territories
Aquila
Great Plains Energy
Adjacent Service Territories Provide
Greater Scope and Scale
Bridge Strategy Group, LLC
Kansas
Missouri
Nebraska
St. Joseph
Lee’s Summit
Lenexa
Source: SNL Financial LC
Bridge Strategy Group LLC
Post-Transaction Great Plains Energy
Service Territory

	KCP&L	KCP&L & Aquila	% change
Customers*	498,000	796,000	60%
Revenues* ($million)	1,131	1,666	47%
Rate base* ($billion)	2.3	3.4	48%
Generation capacity* (MW)	4,053	5,778	43%
Generation* (MMWh)	19.6	25.3	29%
Generation Capacity • Coal • Nuclear • Gas/Oil	55% 14% 31%	55% 9% 36%	--- (30)% 15%
Sales to retail consumers* (MMWh)	14.9	22.5	51%
Source: 2005 10K  and FERC Form 1 for KCPL, MPS, and SJLP

Key Operating Statistics

Operations
24%
Supply Chain
10%
Shared Services
29%
Interest Savings
37%

38
10
16
28
38
10
24
29
38
10
25
29
38
10
25
29
36
10
29
28
2010
2011
2012

Shared
Services
Operations
Supply Chain
Interest
Estimated Synergies Average $100mm per Year
2008-2012 Estimated Synergies: $500mm
10
$92
$101
$102
$102
$103
Total (annual)
$143
$119
$50
$188
5-yr total
$500
Great Plains Energy
Transaction Synergies

•
Planned capital projects for Aquila are consistent with the elements of
 KCP&L’s existing CEP - designed to ensure environmentally sound generation and low-cost, reliable service for customers
•
New generation investment at Iatan 2 and environmental investment at
Iatan 1 are already underway
•
2007 –2011 estimated rate base CAGR of about 15.8%
Estimated Aquila Capital Expenditures
11
($ in millions)
Post-Transaction Period
Total
2007E
2008E
2009E
2010E
2011E
 '07-'11
Base Capex
$115
$167
$122
$131
$106
$640
New Generation
81
112
68
31
-
291
Environmental
80
24
0
0
-
104
Infrastructure Investment
8
17
66
95
60
245
Demand Response/Energy Efficiency
-
5
5
15
15
40
   Capex Consistent With CEP
$680
Total Capex
$284
$324
$260
$271
$181
$1,320
Aquila Estimated Ratebase
$1,068
$1,224
$1,339
$1,841
$1,918

Projected Transaction Timeline
Feb. 2007
Announce
Transaction
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Regulatory
Filings
Develop Integration Implementation Plan
Work To Secure Regulatory Approvals
(FERC, HSR, MO, KS, IA, NE, CO)
Regulatory Approval
Close
Transaction
12
File Joint Proxy Statement &
Shareholder Votes
Q1 2008
Merger Case
KCP&L Rate Cases in Missouri & Kansas
Ongoing Aquila Rate Case

Great Plains Energy Stand-Alone

2007 Guidance Range			FY06A
Kansas City Power & Light	$1.75	-	$1.87	$1.80
Strategic Energy	0.21	-	0.28	0.30
Other	(0.16)	-	(0.15)	(0.17)
Consolidated Core EPS	$1.80	-	$2.00	$1.93

2007 Core Earnings Guidance

Core earnings is a non-GAAP financial measure that differs from earnings reported in accordance with GAAP.  We believe core earnings provide investors a meaningful indicator of our results that is comparable among periods because it excludes the effects of discontinued operations, certain unusual items and mark-to-market gains and losses on energy contracts that may not be indicative of our prospective earnings potential.  Core earnings is used internally to measure performance against budget and in reports for management and the Board of
Directors.  Calculation of core earnings involves judgments by management, including whether an item is classified as an unusual item, and our definition of core earnings may differ from similar terms used by other companies.  We are unable to reconcile our core earnings guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.  The impact of these items could be material to our operating results reported in accordance with GAAP.

Great Plains Energy Anticipated Core Earnings Growth
$2.75
$2.50
$2.25
$2.00
$1.75
$2.16A
$1.93A
2007 Guidance
$1.80 - $2.00
2005
2006
2007
2008
2009
2010

GXP Stand-Alone Core Earnings Growth

•
In 2005, Great Plains Energy provided a 5-year core EPS CAGR target of
2-4% driven primarily by the CEP, resulting in a range of $2.38 to $2.63 in
2010
•
Great Plains remains on track to deliver 2- 4% growth between 2005 & 2010
•
Based on the midpoint of current ’07 guidance of $1.80-$2.00, the 3-yr. CAGR between 2007 and 2010 is anticipated to be 8% to 11%
•
Aquila transaction is anticipated to be accretive to this path in 2009 forward
$2.63E
$2.38E
3-Yr.
CAGR 8%
3-Yr. CAGR
11%
Note: The projected compound average annual growth rates are for the period beginning 2007 and ending 2010.  The Company does not provide projected growth rates for periods ending before 2010, and such growth rates may be materially different.  This graph is for illustrative purposes only for periods ending before 2010.

KCP&L Estimated Capital Expenditures
($ in millions)

	2007E	2008E	2009E	2010E	Total '07-'10
Base Capex	$223	$206	$207	$230	$866
New Generation	204	359	244	56	863
Environmental	102	163	64	58	387
Infrastructure Investment	9	12	13	7	41
Demand Response/Energy Efficiency[1]	10	10	13	16	49
CEP Capex[2]	325	544	334	137	$1,340
Base and CEP Capex	**$548**	**$750**	**$541**	**$367**	**$2,206**
Non-CEP Environmental	-	-	13	25	$38
Total Estimated Capex	**$548**	**$750**	**$554**	**$392**	**$2,244**
KCP&L Estimated Ratebase ($ in billions)[3]	$2.4	$2.7	$2.7	$3.7

KCP&L Anticipated Capex

•
Estimated CEP cost range of $1.52B to $1.62B includes
approximately $280M spent in 2005 and 2006
1
Demand Response includes $8M, $8M, $10M, and $13M for the years 2007 through 2010, respectively, of expenditures that are deferred as a regulatory asset pursuant to MPSC and KCC rate orders.
2
CEP capex amounts represent the high end of the estimated CEP capital expenditure range of $1.52B to $1.62B.
3
Ratebase amounts can vary by state.

STRATEGIC INTENT:
• Increases Shareholder Value
• Improves Total Living Environment
Operational Excellence: Tier 1
Comprehensive Energy Plan
Winning Culture
Community Political Regulatory
Strategic Energy

Summary
•
Aquila acquisition expected to add to Great
Plains Energy stand-alone growth
•
Acquisition of Aquila advances Great Plains
Energy’s Strategic Intent – acquiring only Aquila properties that are strategic
•
Adjacent utility territories provides strong
  synergy opportunities
•
Expect to benefit from Great Plains
Energy’s strong regulatory relationships in
MO
•
Rate base growth plan consistent with
KCP&L balanced approach
•
Lower anticipated rates for Aquila
customers
•
Accelerates benefits for Aquila shareholders

Appendix

Asset Sale Transaction:

- Black Hills Corporation will acquire Aquila's gas utility properties in CO, IA, NE and KS, and electric utility property in CO
- Asset sale consideration: $940 million in cash, subject to closing adjustments
- Black Hills to assume liabilities of the acquired utility properties
- No financing condition

Merger Transaction:

- Newly formed subsidiary of Great Plains Energy merges into Aquila, with Aquila surviving
- Merger consideration:
  - $1.80 + 0.0856 of a share of Great Plains Energy common stock for each share of Aquila
  - 40% in cash and 60% in stock
  - Implied value of $4.54 per share, based on Great Plains Energy closing price on Feb. 6, 2007
  - Pro forma ownership: 73% Great Plains Energy / 27% Aquila
  - Taxable transaction to Aquila shareholders

Dividend Policy:

- Great Plains Energy annual dividend of $1.66 per share expected to be maintained

Great Plains Energy Governance:

- Michael Chesser to remain Chairman and CEO
- No change to Great Plains Energy Board of Directors or senior executive team as a result of the transaction
- Corporate headquarters to remain in Kansas City, MO

Conditions & Approvals:

- Aquila and Great Plains Energy shareholders, FERC, HSR, and state approvals (Missouri, Kansas, Colorado, Iowa and Nebraska) and other customary conditions
- Each of the two transactions is conditioned on the completion of the other transaction
- Expected closing in approximately 1 year

Transaction Summary

Transaction Financial Highlights
•
Approximately $500M in total synergies over 5 yrs.; $315M net of costs to achieve
•
Transaction expected to be modestly dilutive in 2008 and accretive beginning in 2009
•
Enhanced earnings growth prospects
•
Increased ownership of low-cost coal generation: Iatan 1 and Iatan 2
•
Capital investments consistent with KCP&L’s CEP (generation, environmental, system improvement, and customer efficiency/affordability programs)
•
Great Plains Energy’s long-term equity ratio target remains approximately 55%
•
Funding mix for capital projects associated with the Aquila transaction expected to be similar to KCP&L’s CEP projects
•
$265m of Black Hills’ transaction proceeds anticipated for debt retirement
•
Strengthened balance sheet supports needed capital improvements at Aquila
•
Efficient use of Aquila’s tax benefits
•
Minimal tax on sale of assets to Black Hills
•
Remaining operating and capital loss tax benefits to be utilized in the next 5 years

•
Received constructive rate treatment in KS and MO effective January 1, 2007
•
Order issued in KS approving negotiated settlement on December 4th
•
Requires KCP&L to file rate case with Energy Cost Adjustment in March
’07
•
$29M rate increase, including $4M accelerated depreciation
•
Rate order issued in MO on December 21st
•
$51M rate increase, including $22M regulatory amortization
•
Rate base of $1.27B, ROE 11.25% (including 0.25% risk adder)
•
Wholesale margins over $69M to be recorded as a regulatory liability and refunded to customers in next case; no recovery if margins are below
$69M
•
MO case filed Feb. 1st & KS to be filed in March
•
MO rate increase request of $45M driven by higher operating and fuel costs, and CEP projects including completion of LaCygne 1 SCR
•
Includes $9.3M of regulatory amortization to help maintain cash flow levels
•
Requested ROE of 11.25% on equity ratio of 53.4%, generally consistent with MO order issued on December 21st
KCP&L Regulatory Update

•
Aquila shareholders participate in upside potential through receipt of
Great Plains Energy stock
•
Enhanced rate base investment improves long-term growth
prospects
•
Transaction anticipated to result in investment grade credit rating for Aquila debt
•
Ability to lower Aquila supply costs by leveraging KCP&L’s
generation portfolio
•
Significant synergies anticipated to result from transaction
•
Aquila shareholders benefit from Great Plains Energy’s stable and attractive dividend
•
Aquila customers expected to benefit from:
•
Improved reliability and customer service
•
Lower projected rate increases
Benefits for Aquila
Shareholders & Customers